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Exhibit 99.1

        FORM OF LETTER OF TRANSMITTAL

of

NEW ENTERPRISE STONE & LIME CO., INC.

Offer to Exchange up to $250,000,000 Aggregate Principal Amount
of its 11% Senior Notes due 2018 which have been registered under the Securities Act of 1933, as amended
For Any and All of its Outstanding
11% Senior Notes due 2018

Pursuant to the Prospectus Dated [                        ], 2011

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2011 UNLESS EXTENDED BY NEW ENTERPRISE STONE & LIME CO., INC. IN ITS SOLE DISCRETION (THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By registered mail or certified mail:	By regular mail or overnight courier:	By Hand:
Wells Fargo Bank, National Association MAC N9311-110 625 Marquette Avenue Minneapolis, MN 55479 Attention: New Enterprise Stone & Lime Administrator	Wells Fargo Bank, National Association MAC N9311-110 625 Marquette Avenue Minneapolis, MN 55479 Attention: New Enterprise Stone & Lime Administrator	Wells Fargo Bank, National Association MAC N9311-110 625 Marquette Avenue Minneapolis, MN 55479 Attention: New Enterprise Stone & Lime Administrator
Facsimile (eligible institutions only): (612) 667-6282
Telephone Inquiries: (800) 344-5128

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION BY FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

        The undersigned acknowledges receipt of the Prospectus dated [                        ], 2011 (the "Prospectus") of New Enterprise Stone & Lime Co., Inc. (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuer's offer (the "Exchange Offer") to exchange its 11% Senior Notes due 2018 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its outstanding 11% Senior Notes due 2018 (the "Old Notes"). The Old Notes were issued on August 18, 2010.

        Any broker-dealer that holds Old Notes and the guarantees attached thereto that are transfer restricted securities that were acquired for such broker-dealer's own account as a result of market-making activities or other trading activities (other than transfer restricted securities acquired directly from the Issuer or any of its affiliates), may exchange such Old Notes and the guarantees attached thereto pursuant to the Exchange Offer. Transfer restricted securities are Old Notes and the guarantees attached thereto until the earliest to occur of (a) the date on which the Old Notes and the guarantees attached thereto are exchanged in the exchange offer for an Exchange Note and guarantee attached thereto entitled to be resold to the public by the holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which the Old Notes and the guarantees attached thereto have been effectively registered under the Securities Act and disposed of in accordance with a shelf registration statement, (c) the date on which the Old Notes and the guarantees attached thereto are distributed to the public by a broker-dealer pursuant to the Plan of Distribution in the Prospectus (including delivery of the Prospectus) and (d) during an effectiveness period (the date on which the shelf registration statement is declared effective by the Commission until August 18, 2012) in which the Old Notes and the guarantees attached thereto were eligible to be included in a shelf registration statement, the date on which the Old Notes and the guarantees attached thereto are sold pursuant to Rule 144 under the Securities Act. In exchanging such Old Notes and the guarantees attached thereto such broker-dealer may be deemed an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes and the guarantees attached thereto received by such broker-dealer in the Exchange Offer, which Prospectus delivery requirement may be satisfied by the delivery by such broker-dealer of the Prospectus.

        The Issuer will provide sufficient copies of the latest version of the Prospectus to broker-dealers promptly upon reasonable request at any time during the period of (a) 180 days from the date on which the registration statement of which the Prospectus is a part is declared effective, (b) the date on which a broker-dealer is no longer required to deliver the Prospectus in connection with market-making or other trading activities and (c) all transfer restricted securities covered by the registration statement of which the Prospectus is a part have been sold pursuant hereof in order to facilitate such resales.

        The Issuer has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Old Notes) other than commissions or concessions of any broker-dealer and will indemnify the holders of Old Notes (including any broker-dealer) against certain liabilities, including certain liabilities under the Securities Act.

        The Issuer will receive no proceeds from the Exchange Offer or any sale of Exchange Notes by broker-dealers.

        The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely tradable by holders thereof (except as provided herein or in the Prospectus).

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

Name(s) and address(es) of registered holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

        Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company ("DTC").

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticker Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

  SPECIAL EXCHANGE INSTRUCTIONS
  (See Instructions 3, 4 and 5)

              To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

  Issue certificate(s) to:

Name	(Please Print)
Address
(Zip Code)

(Tax Identification or Social Security Number) (See Form W-9 Enclosed Separately Herewith)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4 and 5)

              To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Deliver Certificate(s) to:

Name	(Please Print)
Address
(Zip Code)
(Tax Identification or Social Security Number) (See Form W-9 Enclosed Separately Herewith)

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the Old Notes tendered hereby further represent and warrant that (i) the Exchange Notes acquired by the undersigned and any such beneficial owner of Old Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business, (ii) neither the undersigned nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of the Old Notes or the Exchange Notes within the meaning of the Securities Act, (iii) if the undersigned or any such beneficial owner is not a broker-dealer, that neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such Exchange Notes, (iv) neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 promulgated under the Securities Act, of the Issuer or if the undersigned is an "affiliate," such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned or any such beneficial owner is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the Exchange Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer—Purpose and Effect of this Exchange Offer." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

        For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer had given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

        If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

        Unless otherwise indicated under "Special Exchange Instructions," please cause the Exchange Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Old Notes tendered by book—entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Notes, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause the Exchange Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Old Notes or Exchange Notes to, the person(s) so indicated (and in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuer has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

        Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

  TENDERING HOLDER(S) SIGN HERE

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes hereby tendered or in whose name Old Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See instruction 3.)

Name(s):	(Please Print)

Capacity (full title):

Address:
(Including Zip Code)

Area Code and Telephone No.:

Tax Identification:

SIGNATURE GUARANTEE
(IF REQUIRED—SEE INSTRUCTION 3)

Authorized Signature:

Name(s):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No.:

Dated:	, 2011

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1.
Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        A holder of Old Notes may tender such Old Notes by (i) properly completing, signing and dating this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below. In addition, either (i) the Exchange Agent must receive Old Notes along with this Letter of Transmittal; or (ii) the Exchange Agent must receive, prior to the Expiration Date, a timely confirmation of book-entry transfer of such old notes into the exchange agent's account at DTC according to the procedures for book-entry transfer described below or a properly transmitted agent's message; or (iii) the holder must comply with the guaranteed delivery procedures described below.

        Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal; the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE HOLDER'S ELECTION AND RISK. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. HOLDERS SHOULD NOT SEND US THIS LETTER OF TRANSMITTAL OR OLD NOTES. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

        Holders wishing to tender their Old Notes but whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or comply with the applicable procedures under DTC's Automated Tender Offer Program prior to the Expiration Date may tender if (i) the tender must be made through an eligible institution; (ii) prior to the Expiration Date, the Exchange Agent receives from such eligible institution a properly completed and duly executed notice of guaranteed delivery by facsimile transmission, mail or hand delivery or either a properly transmitted Agent's Message and notice of guaranteed delivery setting forth the name and address of the Holder, the registered number(s) of such Old Notes and the principal amount of Old Notes tendered; stating that the tender is being made through an eligible institution, and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal or facsimile thereof together with the Old Notes or a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the eligible institution with the Exchange Agent; and (iii) the Exchange Agent receives this properly completed and executed Letter of Transmittal or facsimile thereof, as well as all tendered Old Notes in proper form for transfer or a book-entry confirmation, and all other documents required as all tendered Old Notes in proper form for transfer or a book-entry confirmation, and all other documents required by this Letter of Transmittal, within three (3) New York Stock Exchange trading days after the Expiration Date. Upon request to the Exchange Agent, a notice of guaranteed delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.
Partial Tenders; Withdrawals.

        If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled "Description of Old Notes Tendered Herewith." A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

        A tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date.

        For a withdrawal to be effective, (i) the Exchange Agent must receive a written notice, which notice may be by telegram, telex, facsimile transmission or letter of withdrawal at the address for the Exchange Agent set forth above; or (ii) Holders must comply with the appropriate procedures of DTC's Automated Tender Offer Program system. Any such notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn; (ii) identify the Old Notes to be withdrawn, including the principal amount of such Old Notes; and (iii) where certificates for Old Notes have been transmitted, specify the name in which such old Notes were registered, if different from that of the withdrawing Holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit (i) the serial numbers of the particular certificates to be withdrawn; and (ii) a signed notice of withdrawal with signatures guaranteed by an eligible institution unless such Holder is an eligible institution.

        If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. The Issuer will determine all questions as to the validity, form and eligibility, including time of receipt, of such notices, and the Issuer's determination shall be final and binding on all parties. The Issuer will deem any Old Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their Holder without cost to the Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC according to the procedures described above, such Old Notes will be credited to an account maintained with DTC for Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange

Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange—Procedures for Tendering" in the Prospectus at any time on or prior to the Expiration Date.

3.
Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

        When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include DTC) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Notes issued in exchange therefor are to be issued, or Old Notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder.

        Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an eligible institution. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, unless the Old Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an eligible institution.

        If this Letter of Transmittal is signed by a person other than the registered holder of any Old Notes listed on the Old Notes, such Old Notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder's name appears on the Old Notes and an eligible institution must guarantee the signature on the bond power.

        If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, they should also submit evidence satisfactory to us of their authority to deliver this Letter of Transmittal.

4.
Special Exchange and Delivery Instructions.

        Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.
Transfer Taxes.

        The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if (i) certificates representing Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of Old Notes tendered; (ii) tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes under the Exchange Offer. If satisfactory evidence of payment of such taxes is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed to that tendering holder.

        Holders who tender their Old Notes for exchange will not be required to pay any transfer taxes. However, Holders who instruct the Issuer to register Exchange Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be required to pay any applicable transfer tax.

6.
Waiver of Conditions.

        The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.
Mutilated, Lost, Stolen or Destroyed Securities.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

8.
Irregularities.

        All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittals or Old Notes will be resolved by the Issuer whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuer, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuer's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9.
Form W-9; Form W-8.

        Each U.S. holder of Old Notes whose Old Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Form W-9, which is enclosed separately herewith, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Form W-9, enclosed separately herewith, may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on the exchange. If the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the space for the TIN provided on the Form W-9, enclosed separately herewith, and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" in order to prevent backup withholding. If such holder fails to provide a TIN by the time of the exchange, backup withholding may apply. A non-U.S. holder will be subject to backup withholding unless such holder provides an applicable Form W-8 certifying its non-U.S. status. The applicable Form W-8 can be obtained from the Exchange Agent.

10.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

 IMPORTANT TAX INFORMATION

        To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of U.S. federal income tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties that may be imposed on the taxpayer under the Internal Revenue Code of 1986, as amended. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

        Each tendering holder or other payee ("Payee") that is a U.S. Person is required to provide a correct taxpayer identification number ("TIN") and certain other information on Form W-9, which is enclosed separately herewith. If the Payee is receiving payment for a tendered Note, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form W-9. A taxpayer's TIN generally is the taxpayer's Social Security or federal Employer Identification Number.

        If the tendering Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future write "APPLIED FOR" in the space for the TIN provided on the Form W-9, enclosed separately herewith, and complete the attached "Certificate of Awaiting Taxpayer Identification Number". In such case if a TIN has not been provided by the time of the exchange, backup withholding at a rate of 28% may apply.

        Certain Payees are not subject to backup withholding tax. Such Payees should furnish their TIN and sign, date and return the Form W-9, enclosed separately herewith, to the Exchange Agent. See the Form W-9, enclosed separately herewith, for additional instructions.

        Payments to a Payee that is not a U.S. Person will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8 EXP or IRS Form W-8IMY.

Consequences of Failure to File Form W-9 or Form W-8

        Failure to provide the information on the Form W-9, enclosed separately herewith, may subject the Payee to a $50 penalty imposed by the Internal Revenues Service and federal income tax backup withholding at a rate of 28% on the exchange. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service assuming it timely provides required information to establish an exemption from backup withholding.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number in the near future 28 percent of all reportable cash payments made to me will be withheld until a taxpayer identification number is provided.

Signature:	Date:

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 1-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

     Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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